UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 28, 2017

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6480 Via Del Oro

San Jose, California 95119

(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 579-2800

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Bonus Payouts for the 2nd Half of Fiscal Year 2017

On July 28, 2017, the Compensation Committee of the Board of Directors of Extreme Networks, Inc. (the “Committee”) determined the allocation of the discretionary bonus payment among the company’s executive officers under the Extreme Networks’ Incentive Plan (the “Plan”). These payments are in recognition of executive officers’ contributions to the company’s performance in the second half of fiscal year 2017. The table below sets forth the individual discretionary bonus payments to company’s named executive officers:

Name and Position	Bonus Amount
Edward B. Meyercord Director, President, and Chief Executive Officer	$430,920

Robert Gault Executive Vice President, Chief Revenue and Services Officer	$206,483

Benjamin Drew Davies Executive Vice President and Chief Financial Officer	$125,685

Executive Bonus Targets for Fiscal Year 2018

On July 28, 2017, the Committee approved bonus targets for the executive officers as a percentage of base salary under the Plan for fiscal 2018. The table below sets forth the bonus targets as a percentage of base salary for fiscal 2017 and 2018 for the company’s named executive officers:

Name	Year	Bonus target
Edward B. Meyercord	2018 2017	% %	130 120

Robert Gault	2018 2017	% %	100 100

Benjamin Drew Davies	2018 2017	% %	65 60

Executive Salary Increases for Fiscal Year 2018

In addition, on July 28, 2017, the Committee approved an increase to the annual base salaries (effective as of August 1, 2017) of the company’s executive officers after a review of performance and competitive market data. The table below sets forth the annual base salary levels for fiscal 2017 and 2018 for the company’s named executive officers:

Name	Year	Base Salary
Edward B. Meyercord	2018 2017	$ $	625,000 600,000

Robert Gault	2018 2017	$ $	410,000 345,000

Benjamin Drew Davies	2018 2017	$ $	400,000 350,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2017

EXTREME NETWORKS, INC.

By:	/s/ B. DREW DAVIES
B. Drew Davies
Executive Vice President, Chief Financial Officer (Principal Accounting Officer)